EXHIBIT 32.1

CERTIFICATION PURSUANT TO 18 USC, SECTION 1350,
AS ADOPTED PURSUANT TO SECTION 906
OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Yappn Corp. (the “Company”) on Form 10-Q for the quarter ended February 28, 2013, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Gavriel Bolotin, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Sec. 1350, as adopted pursuant to Sec. 906 of the Sarbanes-Oxley Act of 2002, that:

(1)    The Report fully complies with the requirements of Sections 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)    Information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: April 15, 2013	By:	/s/ Gavriel Bolotin
Gavriel Bolotin
Its: Chief Financial Officer (Principal Executive Officer and Principal Financial and Accounting Officer)